                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS TO PROVIDE LONG-TERM GROWTH

KEMPER
ASIAN GROWTH FUND

"... the fund began trending upward in April ... and has made up a lot of ground as of the writing of this report. We believe our stock selection was on the mark all along, the portfolio just took a bit
                        longer to reach its stride. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
21
Financial Highlights
23
Shareholders' Meeting

AT A GLANCE
-------------------------------------------------------------------------------

ABOUT YOUR REPORT

ON JUNE 1, 1999, TIEN-YU SIEH WAS NAMED LEAD PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. JOINING SIEH ARE PORTFOLIO MANAGER THERESA GUSMAN AND PORTFOLIO MANAGER ELIZABETH J. ALLEN, WHO HAVE BEEN ON THE FUND'S MANAGEMENT TEAM SINCE JUNE 1998.

GUSMAN, FORMERLY LEAD MANAGER OF THE FUND, WAS RECENTLY PROMOTED AND HER NEW RESPONSIBILITIES NOW INCLUDE MANAGING ALL SCUDDER KEMPER INVESTMENTS, INC.'S NON-U.S. EQUITY PORTFOLIO MANAGERS. HER EXPANDED RESPONSIBILITIES NECESSITATED THE MANAGEMENT ADJUSTMENT.

-------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
 TOTAL RETURNS
-------------------------------------------------------------------------------
  FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

CLASS A                                                 11.65%
CLASS B                                                 11.24%
CLASS C                                                 10.65%
LIPPER PACIFIC EX JAPAN FUNDS CATEGORY AVERAGE*         23.96%
--------------------------------------------------------------------------------


RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS, INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET
 VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.


----------------------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------------------
                                                                   AS OF     AS OF
                                                                  5/31/99   11/30/98
----------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS A                                $6.04      $5.41
----------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS B                                $5.94      $5.34
----------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS C                                $5.91      $5.35
----------------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[Equity Style Box]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER ASIAN GROWTH FUND IN THE PACIFIC/ASIAN EX-JAPAN STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return, because when investments are converted back into U.S. dollars it takes more of the foreign currency to purchase U.S. dollars.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

TIEN-YU SIEH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS THE LEAD PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. BORN IN MALAYSIA AND EDUCATED THROUGH THE HIGH SCHOOL LEVEL IN SINGAPORE, TIEN-YU HAS NINE YEARS OF ASIAN MARKET INVESTMENT EXPERIENCE. HE GRADUATED FROM THE DUAL-DEGREE MANAGEMENT AND TECHNOLOGY PROGRAM AT THE UNIVERSITY OF PENNSYLVANIA WITH A BACHELOR OF SCIENCE DEGREE IN ECONOMICS AND A BACHELOR OF APPLIED SCIENCE DEGREE.
THERESA GUSMAN JOINED SCUDDER KEMPER INVESTMENTS IN 1995, AND IS A PORTFOLIO MANAGER FOR KEMPER ASIAN GROWTH FUND. PRIOR TO JOINING SCUDDER IN 1995, SHE WAS AN EQUITY RESEARCH ANALYST AT ARNHOLD & S. BLEICHROEDER FOR THREE YEARS AND SALOMON BROTHERS FOR NINE YEARS.

PORTFOLIO MANAGER ELIZABETH ALLAN JOINED SCUDDER KEMPER INVESTMENTS IN 1987 WHEN SHE TOOK A POSITION AS A RESEARCHER IN OUR TOKYO OFFICE. NOW BASED IN NEW YORK, ELIZABETH SERVES AS PORTFOLIO MANAGER OF SEVERAL ASIAN AND JAPANESE FUNDS. PRIOR TO JOINING THE FIRM, ELIZABETH SPENT SEVERAL YEARS WORKING FOR NOMURA SECURITIES CO., LTD ON WALL STREET AND WAS A RESEARCHER AND TRANSLATOR FOR W.I. CARR, LTD. IN TOKYO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

A RALLY IN THE LONG-DEPRESSED ASIAN MARKETS REWARDED INVESTORS HANDSOMELY OVER THE SIX-MONTH PERIOD ENDING MAY 31. WITH A CYCLICAL RECOVERY BUOYING THE SHORT-TERM OUTLOOK FOR THE REGION, AND INSTITUTIONAL REFORMS AND CORPORATE RESTRUCTURING POINTING TOWARD SUBSTANTIAL LONG-TERM MARKET IMPROVEMENT, THE KEMPER ASIAN GROWTH FUND MANAGEMENT TEAM IS QUITE ENTHUSIASTIC ABOUT THE REGION'S PROSPECTS. FOLLOWING, THE MANAGEMENT TEAM DISCUSSES THE REGION'S RECOVERY AND THE POSITIVE OUTLOOK FOR KEMPER ASIAN GROWTH FUND.

Q     TWO YEARS AGO, ASIAN MARKETS BEGAN A DRAMATIC DETERIORATION. DURING THIS
SIX-MONTH PERIOD, HOWEVER, WE SEEMED TO BE SEEING THE LIGHT AT THE END OF THE TUNNEL. IS THE WORST BEHIND US, AND IF SO, IS THERE ROOM FOR FURTHER APPRECIATION?

A     Most signs indicate that Asian equity markets hit their lowest levels in the third quarter of 1998. However, the crisis actually began on July 2, 1997 with the devaluation of the Thai baht. It spread very quickly, engulfing the region and eventually most emerging markets. Interest expense increased throughout the region, foreign currency debt rose, and Asian stocks fell very sharply.

      On the economic front, recent events confirm that a cyclical recovery is underway. For example, we're seeing a very sharp rise in consumption oriented economic indicators. In Korea, we have seen auto sales increase nearly 35 percent over last year in the first five months of 1999. Personal computer sales have increased by approximately 45 percent in that time.

      Another sign of the recovery is the continuing pickup in foreign domestic investment (FDI). Most importantly, last year we saw FDI in Korea and Thailand increase to record levels, and strong levels of FDI have continued. More recently, FDI in Indonesia has picked up as well.

      There are three main reasons Asian equity markets began recovering late last year. First, Japan seemed poised for an economic recovery, which improved the whole regional backdrop. Second, value had begun to emerge in the region following a 62 percent decline in Pacific Basin equities. And finally, we were beginning to see positive signs from a top-down perspective: interest rates were falling, foreign direct investment was increasing, and consumption seemed to be bottoming. Momentum continues to build and we are optimistic about the outlook for Asian stocks for that reason.

Q     KEMPER ASIAN GROWTH FUND WAS UP 11.65 PERCENT (CLASS A SHARES, UNADJUSTED
FOR ANY SALES CHARGE) FOR THE SIX-MONTH PERIOD ENDING MAY 31, 1999. THIS IS SIGNIFICANTLY BELOW THE FUND'S BENCHMARK INDEX, THE MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN)*, WHICH ROSE 27.64 PERCENT FOR THE SAME PERIOD. WHY THE UNDERPERFORMANCE?

A     Although the May 31 numbers lag our index, the fund began to close the gap in April (the fund up 17.74 percent for the month, Class A shares, unadjusted

PERFORMANCE UPDATE

for any sales charges verses the index, up 18.28 percent) and has made up a lot of ground as of the writing of this report. We believe our stock selection has been on the mark all along, the portfolio just took a bit longer to reach its stride.

     Our underperformance for the period under review was related to several factors. First, we take a bottom-up approach to stock selection, choosing stocks for the portfolio based on specific investment themes rather than focusing primarily on country weightings. Both our themes and our analysis led us to be significantly overweight verses the MSCI All Country Asia Free Index (ex Japan) in Indonesia during a period when that market was still out of favor. Our faith in the holdings we have in that market coupled with our view that the country's June 7 election would proceed smoothly, moved us to actually increase our Indonesian positions during the first quarter when that market was so weak. To our benefit, the Indonesian market came back beginning late in the period.

     The second factor in our underperformance was our holdings in Hong Kong and Taiwan. Those stocks lagged their benchmarks in the first quarter and early in the second quarter. In Taiwan, leading personal computer-related technology holdings, including companies like Asustek, Compal and Delta Electronics, fell in the first quarter while the Taiwan index** gained 12 percent. However, strong first quarter earnings news turned the tables for these stocks, driving solid returns over the past two months. These stocks are now outperforming the Taiwanese market.

     The final reason for our underperformance was our Chinese exposure. We had significant exposure to fundamentally strong, attractively valued Chinese companies that simply didn't perform as well as we expected. The Chinese expressway companies that we owned, for example, posted consistently good numbers and yet shares continued to trade at big discounts to the value of the underlying assets. Those stocks were down 20 to 40 percent in the first quarter. There was simply very little market interest in them, so they stagnated. In the end we capitulated to the market and sold those holdings. But in most other instances our conviction level only increased as stocks went down, and that has paid off for the fund late in the second quarter of 1999.

 * MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN) IS A GENERALLY ACCEPTED BENCHMARK OF ASIAN FREE MARKET PERFORMANCE (MARKETS OPEN TO FOREIGN INVESTMENT), EXCLUDING JAPAN. THE INDEX CANNOT BE INVESTED DIRECTLY. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

** THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) TAIWAN INDEX SERVES AS A BENCHMARK FOR TAIWANESE MARKET PERFORMANCE. THE INDEX CANNOT BE INVESTED DIRECTLY. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q    YOU MENTIONED THAT YOUR STOCK SELECTION PROCESS IS VERY BOTTOMS-UP
ORIENTED. HOW DOES THIS AFFECT THE FUND'S COMPOSITION?

A    When we say the fund is bottom-up oriented, we mean that we focus primarily on finding the best companies, and country allocation is a residual of our company-specific investment focus. Kemper Asian Growth Fund is comprised of the best ideas of the portfolio management team working closely with the research team.

     At present, we are working with four main investment themes. The first theme is built around the premise that Asia is in the midst of a cyclical recovery. To benefit from that, we have a significant overweight position in the basic materials sector and are neutral in consumer-oriented stocks. As the region emerges from a recession, reduced supply, increased demand and low inventory levels portend higher prices for most basic materials -- and potentially higher stock prices for producers.

     Another theme has us looking for dominant local companies. This theme led us to Indonesia and holdings such as Indofood, a producer of packaged noodles that holds a 95 percent share of the market.

     The third theme, which has us heavily exposed to technology companies, focuses on facilitators of deflation. Many technology companies, such as Taiwan Semiconductor Manufacturing Co. (TSMC) and Asustek, are enabling major U.S. computer firms like Dell and Compaq to supply consumers with more and more powerful computers at lower prices. These Asian firms supply the insides of the computers and often do everything a manufacturing company would do, including putting Compaq or Dell's name on the box.

     The last theme is corporate restructuring. We believe the combination of corporate restructuring and institutional reform will lead to long-term upward movement in these markets. Samsung Corp, a construction company and Internet service provider in Korea, is an example of a holding that is at the forefront of the restructuring trend.

PERFORMANCE UPDATE

Q     BASED ON THESE THEMES, ONE WOULD ASSUME THE FUND HOLDS A LOT OF TECHNOLOGY
AND BASIC MATERIALS STOCKS. WHAT OTHER SECTORS LOOK PROMISING AND WHICH ONES ARE YOU AVOIDING?

A     The fund is heavily overweighted (verses the MSCI All Country Asia Free ex
Japan Index) in technology and basic materials. It is neutral in consumer-oriented companies and underweight in banks and property companies. We have underweighted banks because we question anyone's ability to estimate the amount of non-performing loans these banks are holding. It's very difficult to value these stocks. Also, U.S. interest rates play a big role in determining interest rates in Asia. We've thought for some time that the U.S. Federal Reserve is biased toward tightening, a prospect that also supports an underweight in banks.

     The biggest change we've made since the beginning of the period was to increase our basic materials holdings. To do that we've gone more underweight in banks and have avoided utilities.

Q    ALTHOUGH YOU DON'T FOCUS PRIMARILY ON COUNTRY ALLOCATION WHEN SELECTING
STOCKS, COUNTRY WEIGHTINGS DO HAVE AN IMPACT ON PERFORMANCE. WHERE IS THE FUND INVESTED AND HOW HAS THE ALLOCATION CHANGED OVER THE PERIOD?

A    The fund's largest country overweights as compared to the index weightings were in Indonesia and Taiwan. Taiwan gives the fund exposure to technology and Indonesia is the least expensive market in Asia. The fund's underweightings were in Hong Kong and Singapore, which are heavily weighted in the benchmark. We did not find the number of suitable companies necessary to achieve a comparable weighting in these markets. Our weightings in each market haven't changed significantly over the course of the period. The primary change was moving from a slightly underweight to a slight overweight in Korea.

Q    LET'S TALK ABOUT SOME SPECIFIC HOLDINGS, INCLUDING TOP PERFORMERS AND
THOSE THAT DISAPPOINTED.

A    Taiwan Semiconducter Manufacturing Co. (TSMC) is among the best performing stocks in the portfolio. It is the largest foundry in the world and produces many types of computer chips. Another strong performer was PT Astra International, the largest producer of automobiles and motorcycles in Indonesia. Astra holds more than 75 percent of the auto and motorcycle marketshare in that country. This company came back from the brink as people gained confidence that the Indonesian economy would recover.

     On the negative side, we owned three Chinese expressway companies that grossly lagged the Chinese
 -------------------------------------------------------------------------------
 COUNTRY WEIGHTINGS FOR THE FUND VS. THE BENCHMARK AS OF MAY 31, 1999
 -------------------------------------------------------------------------------
                                  [BAR GRAPH]

                            KEMPER ASIAN                      MSCI ALL COUNTRY
                             GROWTH FUND                  ASIA FREE EX JAPAN INDEX
                            ------------                 --------------------------
HONG KONG                       26.1%                              33.09%
TAIWAN                          18.2%                              13.43%
KOREA                           16.7%                              18.27%
SINGAPORE                        8.6%                              12.25%
INDONESIA                        7.7%                               2.85%
CHINA                            4.5%                               0.84%
AUSTRALIA                        3.9%                                0.0%
PHILIPPINES                      3.5%                               2.87%
THAILAND                         2.1%                               4.37%
MALAYSIA                         1.6%                                0.0%
PAPUA NEW GUINEA                 1.5%                                0.0%


PERFORMANCE UPDATE

index over the period. Their poor performance was due largely to a lack of investor interest rather than fundamental weakness. What originally appealed to us about these companies were their strong earnings streams and their very attractive valuations -- most were trading at huge discounts to their net asset value, and some were even trading below the value of their net cash. But as these stocks continued to sell off for no logical reason, it became clear that this was a dead asset class, so we eliminated our position. Some of our Taiwanese companies also dragged on performance.

Q     WHAT IS YOUR OUTLOOK FOR THE REGION, AND WHAT ARE SOME RISKS TO THIS
OUTLOOK?

A     We are optimistic about the outlook for Asian equities for two reasons:
the cyclical economic rebound we discussed, and the trend toward corporate and institutional restructuring.

      The corporate restructuring trend seems to be gaining momentum. For the first time, Asian companies are focusing on creating shareholder value, and managements are shifting priorities from expansion to survival. Cost cutting programs are announced daily, even in Japan, and we're hearing of more and more industry consolidations and capacity shutdowns. Although this has been occurring in the United States for over a decade, it is a relatively new phenomenon elsewhere in the world.

      The institutional reform we refer to has come in the form of newly enacted bankruptcy laws, recognition of financial sector problems, and introduction of deregulation measures. Throughout the region, banking systems, political systems and regulatory systems are being changed to support businesses.

      The biggest risk to this outlook would be a collapse in the U.S. economy. That's really the biggest risk in every foreign market today. A local risk to consider is the potential for backtracking on institutional reform, which we've been calling reform fatigue. Change is difficult, and occasionally companies and institutions make restructuring announcements and don't adhere to the plans they put in place. Despite these risks, we remain very comfortable with our positive outlook for the region.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*
Representing 33.1 percent of the fund's common stock holdings on May 31, 1999

                                   HOLDINGS                         COUNTRY             PERCENT
-----------------------------------------------------------------------------------------------
1.            HUTCHISON WHAMPOA                                    Hong Kong              4.3%
-----------------------------------------------------------------------------------------------
2.            TAIWAN SEMICONDUCT MANUFACTURING CO.                 Taiwan                 3.3%
-----------------------------------------------------------------------------------------------
3.            LI & FUNG                                            Hong Kong              2.8%
-----------------------------------------------------------------------------------------------
4.            KOREA TELECOM                                        Korea                  2.6%
-----------------------------------------------------------------------------------------------
5.            HSBC HOLDINGS                                        Hong Kong              2.2%
-----------------------------------------------------------------------------------------------
6.            HONG KONG TELECOMMUNICATIONS                         Hong Kong              2.1%
-----------------------------------------------------------------------------------------------
7.            SAMSUNG                                              Korea                  2.0%
-----------------------------------------------------------------------------------------------
8.            CITIC PACIFIC                                        Hong Kong              2.0%
-----------------------------------------------------------------------------------------------
9.            POHANG IRON & STEEL                                  Korea                  1.9%
-----------------------------------------------------------------------------------------------
10.           CHEUNG KONG HOLDINGS                                 Hong Kong              1.8%
-----------------------------------------------------------------------------------------------
11.           SAMSUNG ELECTRONICS                                  Korea                  1.7%
-----------------------------------------------------------------------------------------------
12.           NEW WORLD DEVELOPMENT                                Hong Kong              1.6%
-----------------------------------------------------------------------------------------------
13.           ASUSTEK COMPUTER                                     Taiwan                 1.6%
-----------------------------------------------------------------------------------------------
14.           YIZHENG CHEMICAL FIBRE                               China                  1.6%
-----------------------------------------------------------------------------------------------
15.           OVERSEAS-CHINESE BANKING                             Singapore              1.6%
-----------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND
PORTFOLIO OF INVESTMENTS AT MAY 31, 1999 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                           NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------
    HONG KONG--26.1%
                                              Cheung Kong Holdings Ltd.
                                              REAL ESTATE COMPANY                                 24,000       $   194,975
                                              Citic Pacific Ltd.
                                              DIVERSIFIED HOLDING COMPANY                         80,000           208,902
                                              Dah Sing Financial Group
                                              GENERAL BANKING AND PROPERTY INVESTMENT
                                                HOLDING COMPANY                                   33,400            95,184
                                              Esprit Holdings Ltd.
                                              DESIGNER AND MANUFACTURER OF HIGH QUALITY
                                                FASHION PRODUCTS                                 193,000            95,817
                                              Giordano International Ltd.
                                              RETAILER OF CASUAL APPAREL                         283,000           149,622
                                          (a) Hengan International Group Co. Ltd.
                                              MANUFACTURER AND SELLER OF PERSONAL HYGIENE
                                                PRODUCTS                                         329,000           116,669
                                              Hong Kong Telecommunications, Ltd.
                                              TELECOMMUNICATION SERVICES                          98,300           226,266
                                              HSBC Holdings plc
                                              INTERNATIONAL BANKING AND FINANCIAL SERVICES
                                                PROVIDER                                           7,200           234,898
                                              Hutchison Whampoa, Ltd.
                                              DIVERSIFIED INVESTMENT HOLDING COMPANY              55,000           457,456
                                              Legend Holdings Ltd.
                                              COMPUTER COMPONENTS MANUFACTURER                   215,000           146,940
                                              Li & Fung Ltd.
                                              EXPORTER OF CONSUMER PRODUCTS                      126,000           297,337
                                              New World Development Co., Ltd.
                                              PROPERTY INVESTMENT AND DEVELOPMENT                 72,587           177,376
                                              New World Infrastructure Ltd.
                                              INVESTMENT AND OPERATION OF INFRASTRUCTURE          64,200           103,070
                                                PROJECTS
                                              SmarTone Telecommunications Holdings Ltd.
                                              TELECOMMUNICATION SERVICES                          26,000            80,633
                                              Sun Hung Kai Properties Ltd.
                                              REAL ESTATE DEVELOPER AND FINANCE COMPANY           19,000           152,517
                                              Wing Hang Bank Ltd.
                                              CORPORATE AND RETAIL BANKING                        15,500            43,773
                                              ----------------------------------------------------------------------------
                                                                                                                 2,781,435
--------------------------------------------------------------------------------------------------------------------------

    TAIWAN--18.2%
                                              Acer Peripherals, Inc.
                                              DEVELOPER AND DISTRIBUTOR OF COMPUTER               64,000           129,174
                                                PERIPHERALS
                                          (a) ASE Test Ltd.
                                              TESTING SERVICES TO SEMICONDUCTOR                    8,500           153,000
                                                MANUFACTURERS
                                          (a) Asustek Computer Inc.
                                              MANUFACTURER OF COMPUTER MAINBOARDS, AUDIO,         15,000           173,853
                                                VIDEO AND NETWORK CARDS
                                              China Motor Company Ltd.
                                              MANUFACTURER OF TRUCKS AND AUTOMOBILES              70,000           111,315
                                              Compal Electronics Inc.
                                              MANUFACTURER AND MARKETER OF NOTEBOOK               45,991           123,065
                                                COMPUTERS AND COLOR MONITORS
                                              Delta Electronic Industrial Co.
                                              MANUFACTURER OF POWER SUPPLY EQUIPMENT              35,000           140,214
                                              Far East Textile Ltd.
                                              MANUFACTURER OF NATURAL AND SYNTHETIC               90,000           116,972
                                                TEXTILE PRODUCTS

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Formosa Plastics Corp.                             91,000         $  155,841
                                              MANUFACTURER OF PLASTICS MATERIALS
                                          (a) Hon Hai Precision Industry Co., Ltd.               21,000            123,303
                                              MANUFACTURER OF ELECTRONIC CONNECTORS, CABLE
                                                ASSEMBLIES AND MEMORY CHIPS
                                          (a) Siliconware Corp.                                 157,000            119,550
                                              TESTING AND PACKAGING OF INTEGRATED CIRCUITS
                                          (a) Siliconware Precision Industries Co.               71,340            116,718
                                              MANUFACTURER OF PACKAGING FOR INTEGRATED
                                                CIRCUITS
                                          (a) Taiwan Semiconductor Manufacturing Co.             98,000            352,141
                                              MANUFACTURER OF INTEGRATED CIRCUITS
                                          (a) Winbond Electronics Corp. (GDR)                       600              6,930
                                              DESIGNER, MANUFACTURER AND RETAILER OF
                                                INTEGRATED CIRCUITS AND RELATED PRODUCTS
                                              Yang Ming Marine Transport                        177,000            113,670
                                              MARINE TRANSPORTATION
                                              ----------------------------------------------------------------------------
                                                                                                                 1,935,746
--------------------------------------------------------------------------------------------------------------------------

    KOREA--16.7                              Cheil Jedang Corp.
                                              KOREA'S LARGEST SUGAR REFINER AND MAJOR
                                                INTEGRATED FOOD PROCESSOR                         2,150            116,941
                                              Honam Petrochemical Corp., Ltd.
                                              MANUFACTURER OF A VARIETY OF CHEMICALS              8,970            149,771
                                              Korea Data System
                                              MANUFACTURER AND EXPORTER OF COMPUTER
                                                MONITORS                                          4,786            166,078
                                          (a) Korea Telecom Corp. (ADR)
                                              TELECOMMUNICATION SERVICES                          8,600            273,588
                                              Medison Co., Ltd.
                                              PRODUCER OF MEDICAL EQUIPMENT                       8,010            101,995
                                          (b) Pohang Iron & Steel Co., Ltd.
                                              STEEL PRODUCER                                      2,170            198,042
                                              Samsung Corp., Ltd.
                                              TRADING COMPANY                                     3,570            211,700
                                              Samsung Electronics Co., Ltd.
                                              ELECTRONICS MANUFACTURER                            2,521            175,387
                                          (b) Samsung Electronics Co., Ltd.
                                              RIGHTS                                                206              2,189
                                              Samsung Securities Co., Ltd.
                                              SECURITIES COMPANY                                  3,586            157,248
                                          (a) Shinhan Bank (GDR)
                                              BANK                                                5,700            107,588
                                              Ssangyong Oil Refining Co.
                                              MAJOR OIL REFINER                                   5,400            115,209
                                              ----------------------------------------------------------------------------
                                                                                                                 1,775,736
--------------------------------------------------------------------------------------------------------------------------

    SINGAPORE--8.6%
                                              Allgreen Properties Limited
                                              REAL ESTATE DEVELOPMENT                             62,000            59,013
                                              City Developments Ltd.
                                              DEVELOPER OF RESIDENTIAL, INDUSTRIAL, RETAIL
                                                AND INVESTMENT PROPERTIES, OWNER AND
                                                OPERATOR OF HOTELS                                17,000           101,625
                                              JIT Holdings Ltd.
                                              MANUFACTURER AND DISTRIBUTOR OF ELECTRONIC
                                                PRODUCTS                                          85,000           126,785
                                              Keppel Land Ltd.
                                              PROPERTY INVESTMENT AND DEVELOPMENT                 61,000           103,732

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Natsteel Electronics Ltd.
                                              MANUFACTURER OF TELECOMMUNICATION AND
                                                NETWORK PRODUCTS                                  35,000       $   116,802
                                              Overseas-Chinese Banking Corp., Ltd.
                                              COMMERCIAL BANK                                     22,000           172,374
                                          (a) Pacific Internet Ltd. (ADR)
                                              PROVIDER OF INTERNET ACCESS SERVICES TO ASIA         2,800           126,700
                                                AND PACIFIC MARKET
                                              United Overseas Bank, Ltd.
                                              COMMERCIAL BANK                                     15,000            99,246
                                              ----------------------------------------------------------------------------
                                                                                                                   906,277
--------------------------------------------------------------------------------------------------------------------------

    INDONESIA--7.7%
                                          (a) Asia Pulp & Paper Co., Ltd. (ADR)
                                              PRODUCER OF PULP AND PAPER                          15,900           142,106
                                              Asia Pulp & Paper Co., Ltd.
                                              WARRANTS                                             3,180             8,348
                                              Indonesia Satellite Corp. (ADR)
                                              INTERNATIONAL TELECOMMUNICATION SERVICES             5,500           108,969
                                          (a) Indorama Synthetics
                                              PRODUCER OF POLYESTER YARN, FIBER AND FABRIC       486,500           118,258
                                              PT Astra Agro Lestari Tbk
                                              PLANTATION OPERATOR                                240,000            66,462
                                          (a) PT Astra International, Inc.
                                              DISTRIBUTOR OF AUTOMOBILES AND RELATED PARTS       399,000           122,768
                                          (a) PT Indah Kiat Pulp & Paper Corp., Tbk
                                              MANUFACTURER OF PULP AND PAPER PRODUCTS            198,500            91,615
                                              PT Indofood Sukses Makmur Tbk
                                              MANUFACTURER OF FOOD PRODUCTS                      169,500           167,935
                                              ----------------------------------------------------------------------------
                                                                                                                   826,461
--------------------------------------------------------------------------------------------------------------------------

    CHINA--4.5%
                                              Beijing Datang Power Generation Co., Ltd.
                                                "H"
                                              OWNER AND OPERATOR OF COAL-FIRED ELECTRIC          140,000            33,760
                                                POWER PLANTS
                                              First Tractor Co.
                                              MANUFACTURER OF AGRICULTURAL TRACTORS              282,000            51,274
                                              Guangdong Kelon Electric Holdings, Ltd.
                                              REFRIGERATOR MANUFACTURER                           96,000            73,657
                                              Harbin Power Equipment Co., Ltd.
                                              MANUFACTURER OF ELECTRIC POWER GENERATION
                                                EQUIPMENT                                        174,000            10,546
                                              Shanghai Petrochemical Co., Ltd.
                                              MANUFACTURER OF PETROCHEMICAL AND PETROLEUM
                                                PRODUCTS                                         923,000           141,637
                                          (a) Yizheng Chemical Fibre Co., Ltd.
                                              MANUFACTURER AND DISTRIBUTOR OF POLYESTER
                                                STABLE FIBERS                                  1,144,000           172,599
                                              ----------------------------------------------------------------------------
                                                                                                                   483,473
--------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--3.9%
                                              Broken Hill Proprietary Co. Ltd.
                                              PETROLEUM AND MINERAL EXPLORATION AND STEEL          9,200            94,524
                                                PRODUCTION
                                          (a) Cable & Wireless Optus Ltd.
                                              TELECOMMUNICATION SERVICES                          41,300            79,049
                                              Pasminco Ltd.
                                              DIVERSIFIED MINING COMPANY                          77,900            76,332
                                              Woodside Petroleum Ltd.
                                              MAJOR OIL AND GAS PRODUCER                          26,100           162,826
                                              ----------------------------------------------------------------------------
                                                                                                                   412,731

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------

    PHILIPPINES--3.5%
                                              Bank of the Philippine Islands
                                                COMMERCIAL BANK                                   36,000       $   113,533
                                              International Container Terminal Services, Inc.
                                                CONTAINERIZED CARGO HANDLING FIRM              1,494,700           157,238
                                              Metropolitan Bank and Trust Company
                                                COMMERCIAL BANK AND TRUST COMPANY                 11,300           109,139
                                              -----------------------------------------------------------------------------
                                                                                                                   373,910
---------------------------------------------------------------------------------------------------------------------------

    THAILAND--2.1%
                                          (b) BEC World Public Co., Ltd.
                                                HOLDING COMPANY INVOLVED IN ENTERTAINMENT
                                                AND TELEVISION BROADCASTING                       21,200           111,429
                                       (a)(b) Siam Cement Co., Ltd. (Foreign registered)
                                                CONSTRUCTION MATERIALS AND INDUSTRIAL
                                                CONGLOMERATE                                       4,200           109,132
                                              -----------------------------------------------------------------------------
                                                                                                                   220,561
---------------------------------------------------------------------------------------------------------------------------

    MALAYSIA--1.6%
                                              Malayan Banking Berhad
                                                LEADING BANKING AND FINANCIAL SERVICES GROUP      34,000            94,842
                                              Rothmans of Pall Mall Berhad
                                                MANUFACTURER, IMPORTER AND RETAILER OF
                                                TOBACCO PRODUCTS                                  10,000            73,684
                                              -----------------------------------------------------------------------------
                                                                                                                   168,526
---------------------------------------------------------------------------------------------------------------------------

    PAPUA NEW GUINEA--1.5%
                                              Oil Search Ltd.
                                                OIL AND GAS EXPLORATION AND PRODUCTION            86,000           108,426
                                              Orogen Minerals Ltd.
                                                INVESTMENT COMPANY WITH CONTROLLING INTEREST
                                                IN PAPUA NEW GUINEA GOLD AND OIL COMPANIES        52,200            55,923
                                              -----------------------------------------------------------------------------
                                                                                                                   164,349
                                              -----------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--94.4%
                                              (Cost $8,224,360)                                                 10,049,205
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS                                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--.3%
    (Cost $29,479)
                                              APP Global Finance Ltd., 2%, 7/25/2000
                                                MANUFACTURER OF PULP AND PAPER PRODUCTS           38,000            36,100
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS
                                          (c) Repurchase agreement                               264,000           264,000
                                                Chase Manhattan Bank, 4.625%, Due 6/1/99
                                              Other
                                                Yield--4.68%
                                                Due--June 1999
                                                Federal Home Loan Mortgage Corp.                 300,000           300,000
                                              -----------------------------------------------------------------------------
                                              TOTAL MONEY MARKET INSTRUMENTS--5.3%
                                              (Cost $564,000)                                                      564,000
                                              -----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $8,817,839)                                                $10,649,305
                                              -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At May 31, 1999, the fund's portfolio of investments had the following industry diversification:

                                                                  VALUE              %
-----------------------------------------------------------------------------------------
Financial                                                        2,222,877          20.9%
-----------------------------------------------------------------------------------------
Manufacturing                                                    1,820,347          17.1%
-----------------------------------------------------------------------------------------
Technology                                                       1,735,757          16.3%
-----------------------------------------------------------------------------------------
Consumer staples                                                   781,584           7.3%
-----------------------------------------------------------------------------------------
Communications                                                     768,505           7.2%
-----------------------------------------------------------------------------------------
Service industries                                                 660,275           6.2%
-----------------------------------------------------------------------------------------
Energy                                                             528,098           5.0%
-----------------------------------------------------------------------------------------
Metals & minerals                                                  368,898           3.5%
-----------------------------------------------------------------------------------------
Durables                                                           285,358           2.7%
-----------------------------------------------------------------------------------------
Consumer discretionary                                             245,437           2.3%
-----------------------------------------------------------------------------------------
Transportation                                                     216,740           2.0%
-----------------------------------------------------------------------------------------
Construction                                                       168,145           1.6%
-----------------------------------------------------------------------------------------
Media                                                              111,429           1.1%
-----------------------------------------------------------------------------------------
Health                                                             101,995           1.0%
-----------------------------------------------------------------------------------------
Utilities                                                           33,760           0.3%
-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                             10,049,205          94.4%
-----------------------------------------------------------------------------------------
CONVERTIBLE BONDS                                                   36,100           0.3%
-----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                           564,000           5.3%
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               10,649,305         100.0%
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $420,792 (3.89% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 1998 aggregated $324,887. These securities may also have certain restrictions as to resale.

(c) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $8,817,839 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $2,163,475, the gross unrealized depreciation was $332,009 and the net unrealized appreciation on investments was $1,831,466.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1999 (UNAUDITED)

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $8,817,839)                                              $10,649,305
---------------------------------------------------------------------------
Cash                                                                  3,590
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  291,462
---------------------------------------------------------------------------
  Fund shares sold                                                    4,500
---------------------------------------------------------------------------
  Dividends                                                          25,126
---------------------------------------------------------------------------
  Reimbursement from Adviser                                         84,703
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 11,058,686
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                             230,605
---------------------------------------------------------------------------
  Deferred foreign taxes                                             20,908
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             15,989
---------------------------------------------------------------------------
    Total liabilities                                               267,502
---------------------------------------------------------------------------
NET ASSETS                                                      $10,791,184
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Paid-in capital                                                 $13,322,039
---------------------------------------------------------------------------
Undistributed net realized loss on investments and foreign
currency transactions                                            (4,476,142)
---------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities on foreign currencies                                 1,832,640
---------------------------------------------------------------------------
Undistributed net investment income                                 112,647
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $10,791,184
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($6,142,701
  / 1,017,001 shares outstanding)                                     $6.04
---------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)                $6.41
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($4,120,221 /
  693,896 shares outstanding)                                         $5.94
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($528,262 /
  89,323 shares outstanding)                                          $5.91
---------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $4,562)           $   66,604
--------------------------------------------------------------------------
  Interest income                                                   31,793
--------------------------------------------------------------------------
    Total investment income                                         98,397
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    35,676
--------------------------------------------------------------------------
  Distribution services fee                                         13,895
--------------------------------------------------------------------------
  Administrative services fee                                       10,493
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            65,998
--------------------------------------------------------------------------
  Professional fees                                                 29,895
--------------------------------------------------------------------------
  Reports to shareholders                                           35,707
--------------------------------------------------------------------------
  Trustees' fees and other                                           3,017
--------------------------------------------------------------------------
    Total expenses                                                 194,681
--------------------------------------------------------------------------
Less expense waived and absorbed by investment manager            (101,728)
--------------------------------------------------------------------------
  Total expenses after expense waiver                               92,953
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                                5,444
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------------------------------

--------------------------------------------------------------------------

  Net realized gain on sales of investments                        125,831
--------------------------------------------------------------------------
  Change in net unrealized appreciation on investments (net
  of deferred foreign tax 20,908)                                1,160,785
--------------------------------------------------------------------------
Net gain on investments                                          1,286,616
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,292,060
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                    MAY 31,                   YEAR ENDED
                                                                      1999                   NOVEMBER 31,
                                                                  (UNAUDITED)                    1998
---------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                           $     5,444                    111,605
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                   125,831                 (3,408,886)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             1,160,785                  2,073,180
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                1,292,060                 (1,224,101)
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distribution from net investment income                                  --                    (48,815)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        2,083,244                  2,291,023
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        3,375,304                  1,018,107
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of period                                                 7,415,880                  6,397,773
---------------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $10,791,184                  7,415,880
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Asian Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchanges rate of the underlying currencies on that day. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains

NOTES TO FINANCIAL STATEMENTS

                             and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $4,401,854 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2005 through 2006.

                             Principal amounts of cash and securities invested in Malaysia are also subject to certain non-U.S. taxes.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net assets in excess of $12.5 billion. However, the fund incurred no management fees for the six months ended May 31, 1999, after a fee waiver by Scudder
                             Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $101,728 for the six months ended May 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $8,977.

NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees (after an expense waiver), CDSC and received by KDI for the six months ended May 31, 1999, are $7,744.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees (ASF) for the six months ended May 31, 1999, after an expense waiver by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $33,087 for the six months ended May 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred fees of $3,017 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $6,218,531

                             Proceeds from sales                       4,042,476

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                    SIX MONTHS ENDED
                                                                      MAY 31, 1999                        YEAR ENDED
                                                                      (UNAUDITED)                      NOVEMBER 30, 1998
                                                              ----------------------------       -----------------------------
                                                                SHARES            AMOUNT            SHARES           AMOUNT
                                                                ------            ------            ------           ------
                                       SHARES SOLD
                                        Class A                6,620,501      $ 35,829,345        2,297,354      $  12,245,270
                                       ---------------------------------------------------------------------------------------
                                        Class B                2,771,343        14,726,044        1,653,639          8,787,025
                                       ---------------------------------------------------------------------------------------
                                        Class C                  271,406         1,481,742          154,877            788,250
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                       --                --            5,587             35,811
                                       ---------------------------------------------------------------------------------------
                                        Class B                       --                --              881              5,640
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (6,362,526)      (34,555,782)      (2,104,419)       (11,162,652)
                                       ---------------------------------------------------------------------------------------
                                        Class B               (2,635,051)      (14,047,418)      (1,455,850)        (7,685,918)
                                       ---------------------------------------------------------------------------------------
                                        Class C                 (244,496)       (1,350,687)        (138,617)          (722,403)
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   10,981            58,959           16,350            103,070
                                       ---------------------------------------------------------------------------------------
                                        Class B                  (11,141)          (58,959)         (16,445)          (103,070)
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $  2,083,244                       $   2,291,023
                                       ---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 -------------------------------------------
                                                                   CLASS A
                                                 -------------------------------------------
                                                 SIX MONTHS     YEARS ENDED      OCTOBER 21
                                                   ENDED       NOVEMBER 30,          TO
                                                  MAY 31,     ---------------   NOVEMBER 30,
                                                    1999       1998     1997        1996
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 5.41       6.65    10.04       9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .01        .11      .08         --
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .62      (1.27)   (3.47)       .54
--------------------------------------------------------------------------------------------
Total from investment operations                      .63      (1.16)   (3.39)       .54
--------------------------------------------------------------------------------------------
Less distribution from net investment income           --        .08       --         --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 6.04       5.41     6.65      10.04
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       11.65%    (17.66)  (33.76)      5.68
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             1.84%      1.80     1.60       1.46
--------------------------------------------------------------------------------------------
Net investment income                                 .50%      2.05      .97        .74
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             3.93%      2.65     2.62       1.46
--------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.59)%     1.20     (.05)       .74
--------------------------------------------------------------------------------------------

                                                 -------------------------------------------
                                                                   CLASS B
                                                 -------------------------------------------
                                                 SIX MONTHS     YEARS ENDED      OCTOBER 21
                                                   ENDED       NOVEMBER 30,          TO
                                                  MAY 31,     ---------------   NOVEMBER 30,
                                                    1999       1998     1997        1996
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 5.34       6.58    10.03       9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                --        .06       --         --
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .60      (1.28)   (3.45)       .53
--------------------------------------------------------------------------------------------
Total from investment operations                      .60      (1.22)   (3.45)       .53
--------------------------------------------------------------------------------------------
Less distribution from net investment income           --        .02       --         --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 5.94       5.34     6.58      10.03
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       11.24%    (18.65)  (34.40)      5.58
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             2.48%      2.78     2.57       2.34
--------------------------------------------------------------------------------------------
Net investment income (loss)                         (.17)%     1.07       --       (.14)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             5.33%      4.29     3.51       2.34
--------------------------------------------------------------------------------------------
Net investment loss                                 (3.02)%     (.44)    (.94)      (.14)
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 -------------------------------------------
                                                                   CLASS C
                                                 -------------------------------------------
                                                 SIX MONTHS     YEARS ENDED      OCTOBER 21
                                                   ENDED       NOVEMBER 30,          TO
                                                  MAY 31,     ---------------   NOVEMBER 30,
                                                    1999       1998     1997        1996
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 5.35       6.60    10.03       9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (.05)       .05       --         --
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .61      (1.28)   (3.43)       .53
--------------------------------------------------------------------------------------------
Total from investment operations                      .56      (1.23)   (3.43)       .53
--------------------------------------------------------------------------------------------
Less distribution from net investment income           --        .02       --         --
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 5.91       5.35     6.60      10.03
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       10.65%    (18.72)  (34.20)      5.58
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             4.12%      2.71     2.54       2.34
--------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.75)%     1.14      .03       (.14)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                             6.97%      4.56     3.55       2.34
--------------------------------------------------------------------------------------------
Net investment loss                                 (4.60)%     (.71)    (.98)      (.14)
--------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------
                                                 SIX MONTHS         YEAR ENDED          OCTOBER 21
                                                    ENDED          NOVEMBER 30,             TO
                                                   MAY 31,     ---------------------   NOVEMBER 30,
                                                    1999         1998        1997          1996
---------------------------------------------------------------------------------------------------
Net assets at end of period                      $10,791,184   7,415,880   6,397,773    1,949,035
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                     109%        131         155           74
---------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to waive a portion of its management fee and absorb certain operating expenses of the fund during the years ended November 30, 1998 and 1997 and the six months ended May 31, 1999. The Other ratios to average net assets are computed without this expense waiver or absorption. Per share data for the six months ended May 31, 1999 was determined based on average shares outstanding. Data for the six months ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Asian Growth Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

          For      Against   Abstain
      716,887       28,420    18,352

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

        Investment objectives
        For    Against   Abstain
      647,376   62,116    55,283

         Investment policies
        For    Against   Abstain
      647,376   62,116    55,283

           Diversification
        For    Against   Abstain
      648,513   60,979    55,283

              Borrowing
        For    Against   Abstain
      647,675   61,818    55,283

          Senior securities
        For    Against   Abstain
      648,513   60,979    55,283

              Concentration
          For      Against   Abstain
      648,513       60,979    55,283

      Underwriting of securities
        For    Against   Abstain
      648,513   60,979    55,283

        Investment in real estate
          For      Against   Abstain
      646,820       62,673    55,283

       Purchase of commodities
        For    Against   Abstain
      648,513   60,979    55,283

               Lending
        For    Against   Abstain
      647,831   61,661    55,283

      Margin purchases and short sales
         For      Against     Abstain
      647,416     62,076      55,283

          Pledging of assets
        For    Against   Abstain
      647,759   61,734    55,283

       Purchases of securities
        For    Against   Abstain
      648,513   60,979    55,283

       Purchases of options and warrants
         For       Against      Abstain
      647,708      61,785       55,283

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY
Trustee                           President
LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
DONALD L. DUNAWAY
Trustee                           THERESA GUSMAN
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
CORNELIA SMALL
Trustee and Vice President        MAUREEN E. KANE
                                  Assistant Secretary
WILLIAM P. SOMMERS
Trustee                           CAROLINE PEARSON
                                  Assistant Secretary

                                  ELIZABETH C. WERTH
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                      KEMPER SERVICE COMPANY
SERVICE AGENT                    P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
TRANSFER AGENT                   INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania Avenue
                                 Kansas City, MO 64105
--------------------------------------------------------------------------------
CUSTODIAN                        THE CHASE MANHATTAN BANK
                                 Chase Metro Center
                                 Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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KHIT - 3 (7/27/99) 1080110